Exhibit 4.1

COMMON STOCK

COMMON STOCK

CCX

ChemoCentryx

ChemoCentryx, Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 16383L 10 6

SEE REVERSE FOR CERTAIN DEFINITIONS AND RESTRICTIONS

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF

ChemoCentryx, Inc.

transferable on the books of ChemoCentryx, Inc. (the “Corporation”) by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile signatures of the Corporation’s duly authorized officers.

Dated:

SECRETARY PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

(Brooklyn, NY)

TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

The Corporation is authorized to issue more than one class of stock. The Corporation shall furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM –as tenants in common

UNIF GIFT MIN ACT– Custodian

TEN ENT –as tenants by the entireties (Cust) (Minor)

JT TEN –as joint tenants with right of survivorship and not as tenants in common under Uniform Gifts to Minors Act

(State)

UNIF TRF MIN ACT– Custodian (until age )

(Minor)

To Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X

X

NOTICE:

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:

By:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK-BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.